Exhibit 10.2

AMENDMENT NO. 1 TO SECURITIES ESCROW AGREEMENT

THIS AMENDMENT NO. 1 TO THE SECURITIES ESCROW AGREEMENT (this “Amendment”) is made as of May 30, 2017, by and between (i) GP Investments Acquisition Corp., a Cayman Islands exempted company (the “Company”), (ii) Continental Stock Transfer & Trust Company, a New York corporation (the “Escrow Agent”), (iii) GPIC, Ltd, a limited liability company under the laws of Bermuda (the “Sponsor”), (iv) GPIAC, LLC, a Delaware limited liability company (“GPIAC, LLC”), (v) Fernando d’Ornellas Silva and (vi) Christopher Brotchie ((i) through (vi) being referred to herein as the “parties”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on May 26, 2015, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and one warrant, each warrant entitling the holder thereof to purchase one-half of one share of Ordinary Shares (“Units”);

WHEREAS, on May 19, 2015, the Company entered into a securities escrow agreement with, among others, the Escrow Agent, the Sponsor and GPIAC, LLC (the “Original Agreement”);

WHEREAS, the Company entered into an Underwriting Agreement dated May 19, 2015 with Citigroup Global Markets, Inc.(“Citigroup”), as representatives of the several underwriters named therein (the “Underwriting Agreement”);

WHEREAS, each of the Private Investors agreed as a condition of the purchase by the Underwriters (as defined in the Underwriting Agreement) of the Units to deposit the Escrow Securities in escrow as hereinafter provided;

WHEREAS, the Sponsor agreed as a condition of the Underwriters’ purchase of the Private Placement Warrants immediately prior to and subject to the Closing of the Offering and to deposit such Private Placement Warrants in escrow in accordance with the Original Agreement;

WHEREAS, the Escrow Agent accepted the Escrow Securities, in escrow, to be held and disbursed as provided in the Original Agreement;

WHEREAS, the Company has sought the approval of its Public Shareholders at an extraordinary general meeting of its shareholders to: (i) extend (the “Extension”) the date before which the Company must complete a business combination from May 26, 2017 to November 27, 2017 (the “Extension Amendment”) and (ii) extend the date on which Continental Stock Transfer & Trust Company must liquidate the Trust Account if the Company has not completed a business combination from May 26, 2017 to November 27, 2017 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding ordinary shares approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to reflect the Extension.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

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1. Amendment of Securities Escrow Agreement.

1.1. Section 3 of the Original Agreement is hereby by deleting “the two-year anniversary of the Effective Date” and inserting the words “November 27, 2017”.

2. Miscellaneous Provisions.

2.1. Binding Effect. Each of the parties to this Amendment hereby agree to be a party to, and to be bound by and subject to the provisions of, the Original Agreement, as amended by this Amendment.

2.2. Successors. All the covenants and provisions of this Amendment by or for the benefit of the parties to this Amendment shall bind and inure to the benefit of their permitted respective successors and assigns.

2.3. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.4. Governing Law and Consent to Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and the New York Civil Practice Laws and Rules 327(b). The parties to this Amendment agree that any action, proceeding or claim against it arising out of or relating in any way to this Amendment shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and the parties hereto irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties to this Amendment hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

2.5. Waiver of Trial by Jury. Each party to this Amendment hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Amendment, the transactions contemplated hereby, or the actions of the parties in the negotiation, administration, performance or enforcement hereof.

2.6. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.7. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.8. Entire Agreement. The Original Agreement, as amended by this Amendment, and the Insider Letters and Warrants as referenced in the Original Agreement contain the entire agreement of the Company and the Private Investors with respect to the subject matter hereof and thereof, and the Original Agreement, as amended by this Amendment, contains the entire agreement as it pertains to the Escrow Agent and the other parties hereto and, except as expressly provided in the Original Agreement, may not be changed or modified except by an instrument in writing signed by all parties to the Original Agreement and the prior written consent of Citigroup.

[Signature page follows]

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 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GP INVESTMENTS ACQUISITION CORP.

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Chief Executive Officer, Chief Financial Officer and Director

[Signature Page to Amendment to Securities Escrow Agreement]

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS ESCROW AGENT

By:	/s/ Mark Zimkind
Name: Mark Zimkind
Title: Senior Vice President

[Signature Page to Amendment to Securities Escrow Agreement]

GPIC, LTD.

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Authorized Signatory

[Signature Page to Amendment to Securities Escrow Agreement]

A
GPIAC, LLC

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Authorized Signatory

By:	/s/ Alvaro Lopes
Name: Alvaro Lopes
Title: Officer

[Signature Page to Amendment to Securities Escrow Agreement]

Fernando d’Ornellas Silva

/s/ Fernando d’Ornellas Silva

[Signature Page to Amendment to Securities Escrow Agreement]

Christopher Brotchie

/s/ Christopher Brotchie

[Signature Page to Amendment to Securities Escrow Agreement]

CITIGROUP GLOBAL MARKETS, INC.,
solely for the purposes of consenting to the entry into of this Amendment by the parties thereto

By:	/s/ Neil Shah
Name: Neil Shah
Title: Managing Director

[Signature Page to Amendment to Securities Escrow Agreement]